Other assets (Tables)	6 Months Ended
Jun. 30, 2020
Other Assets [Abstract]
Schedule of other assets
Other assets consisted of the following as of June 30, 2020 and December 31, 2019:

	June 30, 2020	December 31, 2019
Notes receivable, net of allowance for credit losses (a) (b)	$459,006	$87,745
Investments (Note 10)	326,538	123,279
Lease incentives	209,331	239,607
Straight-line rents, prepaid expenses and other	95,294	98,443
Operating lease right of use assets	41,868	43,668
Other tangible fixed assets	24,161	26,018
Debt issuance costs	19,095	26,393
Derivative assets (Note 11)	1,852	11,664
Other receivables	218,934	358,659
	$1,396,079	$1,015,476

(a)Notes receivable as of June 30, 2020 and December 31, 2019 included $429 million and $49 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates (“Deferral Agreements”). Notes receivable as of June 30, 2020 and December 31, 2019 also included $30 million and $39 million, respectively, related to aircraft sale transactions.
(b)As of June 30, 2020, we had an $8 million allowance for credit losses on notes receivable. As of December 31, 2019, we did not have an allowance for credit losses on notes receivables. Please refer to Note 20—Allowance for credit losses for further details.